Lease Agreement                                           The Document Company
                                                                  XEROX

Customer's  Legal Name:   Vista Vacations International
Street Address            5653 NW 29th St.
City/State/Zip Code       Margate, FL 33063
Tax ID#                   650877427

Negotiated Contract       #0709364

County Installed in:      Broward
Customer Requested initial date:     3/15/99

Lease Term:                         36 months

Product:
(serial number)                     5322OZTAS

Minimum Monthly lease payment       $87.32



Customer Name:             Teri Nadler               Phone: 954-975-0898

Title:                     Owner/Pres.               Date: 3/16/99

Agreement Presented by:

Name:   Linda Cope                  phone: 305-655-9960


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